Exhibit 10.1
PROMISSORY NOTE AND LOAN MODIFICATION AGREEMENT
A.C. Moore Arts & Crafts, Inc.
130 A.C. Moore Drive
Berlin, NJ 08009
A.C. Moore Incorporated
130 A.C. Moore Drive
Berlin, NJ 08009
Moorestown Finance, Inc.
103 Foulk Road, Suite 200
Wilmington DE 19803
Blackwood Assets, Inc.
103 Foulk Road, Suite 200
Wilmington DE 19803
A.C. Moore Urban Renewal, LLC
130 A.C. Moore Drive
Berlin, NJ 08009
(Hereinafter referred to as “Borrower”)
Wachovia Bank, National Association
Summit, New Jersey 07901
(Hereinafter referred to as “Bank”)
THIS AGREEMENT is entered into as of September 18, 2008 by and between Bank and Borrower.
RECITALS
Bank is the holder of the following notes: (i) an Amended & Restated Promissory Note executed and delivered by Borrower, dated as of May 31, 2008, in the original principal amount of $30,000,000.00 (the “$30MM Note”); (ii) a Promissory Note executed and delivered by Borrower, dated October 28, 2003, in the original principal amount of $22,500,000.00, as subsequently amended by Promissory Note and Loan Modification Agreement, dated March 12, 2007, Promissory Note and Loan Modification Agreement, dated January 24, 2008, and an Amendment to Loan Documents dated as of May 31, 2008 (the “$22.5MM Note”); and (iii) a Promissory Note executed and delivered by Borrower, dated October 28, 2003, in the original principal amount of $7,500,000.00, as subsequently amended by Promissory Note and Loan Modification Agreement, dated March 12, 2007, Promissory Note and Loan Modification Agreement, dated January 24, 2008, and an Amendment to Loan Documents dated as of May 31, 2008 (the “$7.5MM Note”, and collectively with the $30MM Note and the $22.5MM Note, the “Notes”), and certain other loan documents, including without limitation, an Amended and Restated Loan Agreement, dated May 31, 2008 (the “Loan Agreement”), a Security Agreement, dated October 28, 2003 (the “Security Agreement”), and a Mortgage, Assignment of Rents and Security Agreement and Financing Statement dated as of October 28, 2003 (the “Mortgage”); and
Borrower and Bank have agreed to modify the terms of the Loan Documents; and

In consideration of Bank’s continued extension of credit and the agreements contained herein, the parties agree as follows:
AGREEMENT
ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent Commercial Loan Invoice sent to Borrower with respect to the Obligations under each of the Notes is correct.
MODIFICATIONS.
1. Interest Rate. The Notes are hereby modified by deleting the definition of “Margin”, and substituting the following in its place and stead:
The “Margin” means the applicable margin based upon the following Debt Service Coverage Ratio as defined in the Loan Agreement, as follows:

DEBT SERVICE COVERAGE RATIO — TRAILING 12 MONTHS
GREATER	LESS THAN
THAN	OR EQUAL TO	MARGIN
1.75		0.65%
1.50	1.75	0.85%
1.35	1.50	1.10%
1.25	1.35	1.35%
2. Financial Covenants. Notwithstanding anything in the section entitled FINANCIAL COVENANTS of the Loan Agreement to the contrary, for purposes of calculating the Debt Service Coverage Ratio, Leverage Ratio, Current Ratio and Limitation on Debt covenants:
(a) Borrower and Bank agree that for fiscal quarters ending September 30, 2008, January 3, 2009, April 4, 2009, and July 4, 2009, the Bank shall calculate the Borrower’s income notwithstanding the provisions of FAS 144 “Accounting for the Impairment or Disposal of Long-Lived Assets.” in an amount not to exceed Two Million and 00/100 Dollars ($2,000,000.00).
(b) Borrower and Bank agree that for fiscal quarters ending September 30, 2008, January 3, 2009, April 4, 2009, July 4, 2009 and October 3, 2009, the Bank shall calculate the Borrower’s income notwithstanding the provisions of FAS 146 “Accounting for Costs Associated With Exit or Disposal Activities.” in an amount not to exceed Seven Million and 00/100 Dollars ($7,000,000.00).
3. ISDA Master Agreement. Pursuant to subpart (ii) of the definition of Financial Agreement as set forth in the ISDA Master Agreement dated as of October 18, 2006 (including the Schedule and all confirmations relating to any transaction thereunder), among Bank and Borrower, as amended by an ISDA Amendment dated as of January 29, 2008, and an Amendment to Loan Documents dated as of May 31, 2008, Bank hereby consents to amend the definition of Financial Agreement to include and refer to this Agreement.
ACKNOWLEDGMENTS AND REPRESENTATIONS. Borrower acknowledges and represents that the Notes and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred, all representations and warranties contained in the Loan Documents are true and correct as of this date (except to the extent that such representations or warranties relate to an earlier date or have been updated by Borrower with Bank in the ordinary course), all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

COLLATERAL. Borrower acknowledges and confirms that there have been no changes in the ownership of any collateral pledged to secure the Obligations (the “Collateral”) since the Collateral was originally pledged; Borrower acknowledges and confirms that the Bank has existing, valid first priority security interests and liens in the Collateral; and that such security interests and liens shall secure Borrower’s Obligations, including any modification of any Note or Loan Agreement, if any, and all future modifications, extensions, renewals and/or replacements of the Loan Documents.
MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state’s conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Notes, shall control. This Agreement may be executed in any number of counterparts (including by facsimile or PDF) and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Notes. LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING BANK BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE. Final Agreement. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent agreements of the parties. There are no unwritten agreements between the parties.
WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS AGREEMENT. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS AGREEMENT.
[Signature Page to Follow Immediately Hereafter]

IN WITNESS WHEREOF, the undersigned have duly signed and sealed this Agreement the day and year first above written.

A.C. MOORE ARTS & CRAFTS, INC., a Pennsylvania corporation Taxpayer Identification Number: 22-3527763
By:	/s/ Rodney B. Schriver
Rodney B. Schriver
Vice President/Controller

A.C. MOORE INCORPORATED, a Virginia corporation Taxpayer Identification Number: 22-2546111
By:	/s/ Rodney B. Schriver
Rodney B. Schriver
Vice President/Controller

MOORESTOWN FINANCE, INC. a Delaware corporation Taxpayer Identification Number: 52-2066272
By:	/s/ Rodney B. Schriver
Rodney B. Schriver
Vice President/Controller

BLACKWOOD ASSETS, INC., a Delaware corporation Taxpayer Identification Number: 52-2066271
By:	/s/ Rodney B. Schriver
Rodney B. Schriver
Vice President/Controller

A.C. MOORE URBAN RENEWAL, LLC, a New Jersey limited liability company Taxpayer Identification Number: 56-2388590
By:	/s/ Rodney B. Schriver
Rodney B. Schriver
Authorized Signatory

WACHOVIA BANK, NATIONAL ASSOCIATION
By:
Dante Bucci,
Senior Vice President